Exhibit 32(2)

CERTIFICATION BY CHIEF FINANCIAL OFFICER

REQUIRED BY SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Quarterly Report of 7-Eleven, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Edward W. Moneypenny, Senior Vice President and Chief Financial Officer of the Company, certify, as required by Section 906 of the Sarbanes-Oxley Act, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ EDWARD W. MONEYPENNY

Edward W. Moneypenny Senior Vice President and Chief Financial Officer 7-Eleven, Inc.

Tab 5